UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2026

Allurion Technologies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41767	92-2182207
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Huron Drive
Natick, Massachusetts		01760
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (508) 647-4000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ALUR	N/A
Warrants to purchase 0.056818 shares of common stock, each at an exercise price of $202.50 per share of common stock	ALUR WS	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, at the 2025 Annual Meeting of Stockholders of Allurion Technologies, Inc. (the “Company”) held on December 18, 2025 (the “Annual Meeting”), and upon the recommendation of the Board of Directors (the “Board”) of the Company, the Company’s stockholders approved a certificate of amendment (the “Charter Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, as amended to date (the “Certificate of Incorporation”), to effect a reverse stock split of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a ratio between 1-for-1.5 and 1-for-20, with the final ratio to be determined by the Board in its sole discretion.

Following the Annual Meeting, the Pricing Committee of the Board approved a reverse stock split of the Common Stock at a ratio of 1-for-15 (the “Reverse Stock Split”) and on June 12, 2026, the Company filed an amendment, as amended by a Certificate of Correction thereto (the “Certificate of Amendment”), to its Certificate of Incorporation to effectuate the Reverse Stock Split. FINRA processed and announced the Reverse Stock Split on June 17, 2026, which shall take effect on the OTCQB Market (the “Market”) on June 18, 2026.

As a result of the Reverse Stock Split, every 15 shares of the Company’s Common Stock issued or outstanding will be automatically reclassified into one validly issued, fully-paid and non-assessable new share of Common Stock, subject to the treatment of fractional shares as described below, without any action on the part of the holders. Trading of the Common Stock on the Market will commence on a split-adjusted basis at market open on June 18, 2026, under the temporary trading symbol “ALURD” for a period of twenty (20) days. After twenty (20) business days, the trading symbol will revert back to “ALUR.” The new CUSIP number for the Company’s Common Stock following the Reverse Stock Split will be 02008G 300.

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive fractional shares as a result of the Reverse Stock Split will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share.

Proportional adjustments will also be made to the number of shares of Common Stock awarded and available for issuance under the Company’s equity incentive plans, as well as the exercise price and the number of shares issuable upon the exercise or conversion of the Company’s outstanding stock options, restricted stock units and other equity securities under the Company’s equity incentive plans. Additionally, all outstanding convertible notes will be adjusted in accordance with their terms, which will, among other changes to the convertible note terms, result in proportionate adjustments being made to the number of shares issuable upon exercise of such convertible notes and to the exercise and redemption prices of such convertible notes. All outstanding warrants will also be adjusted in accordance with their terms, which will, among other changes to the warrant terms, result in proportionate adjustments being made to the number of shares issuable upon exercise of such warrants and to the exercise and redemption prices of such warrants. Specifically with respect to the Company’s public warrants, following the effectiveness of the reverse stock split, every fifteen (15) shares of Common Stock that may be purchased pursuant to the exercise of public warrants will represent one share of Common Stock that may be purchased pursuant to such warrants. Accordingly, for the Company’s warrants trading under the symbol “ALUR WS” on the Market, each whole public warrant will be exercisable for 0.00378787 shares of common stock at an exercise price of $3,037.50 per share of Common Stock, which is based on each public warrant being exercisable for 0.056818 shares of common stock before the reverse stock split, adjusted for the 15-to-1 reverse stock split ratio.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On June 17, 2026, the Company issued a press release announcing the Reverse Stock Split and other related information. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. federal and state securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions and include statements regarding the effectiveness of the Reverse Stock Split and the effects of the Reverse Stock Split, including the trading of the Company’s common stock and public warrants on the Market following the Reverse Stock Split. Forward-looking statements are predictions, projections and other statements about future events that reflect the current beliefs and assumptions of the Company’s management based on information currently available to them and, as a result, are subject to risks and uncertainties. Many factors could cause actual future results or developments to differ materially from the forward-looking statements in this communication, including but not limited to (i) the ability of the Company to maintain regulatory approvals for and successfully commercialize its products and offerings, including the Allurion Balloon, (ii) the timing of, and results from, the Company’s clinical studies and trials, (iii) the evolution of the markets in which the Company competes, (iv) the ability of the Company to defend its intellectual property and satisfy regulatory requirements, (v) the impact of global economic conditions and geopolitical events on the Company’s business, (vi) the Company’s expectations regarding its market opportunities, (vii) the risk of economic downturns and a changing regulatory landscape in the highly competitive industry in which the Company operates, (viii) the risk that the Company’s noncompliance with New York Stock Exchange (“NYSE”) continued listing standards may impact the Company’s results of operations, business operations and reputation and the trading prices and volatility of the Company’s common stock, (ix) the Company’s ability to regain compliance with NYSE continued listing standards or to satisfy the initial listing standards of another nationally recognized securities exchange and (x) the Company’s ability to complete a transaction or transactions on acceptable terms, or at all, to achieve compliance with NYSE continued listing standards or the initial listing standards of another nationally recognized securities exchange. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed on March 30, 2026 and other documents filed by the Company from time to time with the U.S. Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update any forward-looking statements to reflect any new information, events, or circumstances after the date they are made, or to reflect the occurrence of unanticipated events, other than as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Allurion Technologies, Inc., including a Certificate of Correction thereto.
99.1	Press release, dated June 17, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLURION TECHNOLOGIES, INC.

Date:	June 17, 2026	By:	/s/ Shantanu Gaur
		Name: Title:	Shantanu Gaur Chief Executive Officer